UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD
On Tuesday, December 7, 2021, MiMedx Group, Inc. (the “Company” or "MiMedx"), held a virtual Investors Day at 9:00 a.m. Eastern Time. A copy of the presentation materials used, together with a press release issued and a letter to shareholders published by Timothy R. Wright, Chief Executive Officer of the Company, in connection with the Investors Day, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein for reference. These materials shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Slide Presentation dated December 7, 2021
99.2	Press release dated December 7, 2021
99.3	Letter to Shareholders dated December 7, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: December 7, 2021	By:	/s/ Peter M. Carlson
Peter M. Carlson, Chief Financial Officer